EXHIBIT 99.3

To Form 8-K dated January 26, 2012

Seacoast Banking Corporation of Florida

Fourth Quarter 2011

Cautionary Notice Regarding Forward-Looking Statements

This information contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, ability to realized deferred tax assets, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2010 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

Highlights

•	Fourth quarter net income of $1,611,000, or $0.02 per share, improved significantly compared to the prior year
•	Solid capital position with estimated tangible common equity (TCE) ratio of 7.6% when DTA valuation allowance of $45.4 million is recaptured.
•	Nonperforming loans declined from $32.6 million at September 30, 2011 to $28.5 million during the quarter
•	Liquidity remains strong with low cost core funding from deposits and sweep repos
•	Cost of deposits for the quarter declined 9 basis points to 0.56%; total interest bearing liabilities down 10 basis points to 0.77%
•	Improved asset quality trends continued
•	Favorable deposit volume and mix trends continued
•	Expenses remain well managed
•	Operating trends continue to be encouraging and we remain acutely focused on executing client satisfaction and retention initiatives to drive steadily improving results

Capital Ratios

	4Q-2011 Estimate	3Q-2011 Actual	2Q-2011 Actual	1Q-2011 Actual

Tier 1 Capital Ratio	17.52%	17.42%	17.66%	16.94%
Total Risk Based Capital Ratio	18.78%	18.69%	18.92%	18.21%
YTD Average Equity to YTD Average Assets	8.01%	8.06%	8.06%	8.14%
Tangible Equity to Tangible Assets	7.86%	8.22%	8.10%	7.84%
Tangible Common Equity to Tangible Assets	5.63%	5.91%	5.84%	5.60%
Tangible Common Equity to Risk Weighted Assets	9.81%	9.97%	10.09%	9.47%

Credit Analysis

	($ in thousands)
	4Q-2011	3Q-2011	2Q-2011	1Q-2011	4Q-2010

Net charge-offs	$3,268	$2,830	$4,024	$4,031	$4,678
Net charge-offs to average loans	1.07%	0.94%	1.32%	1.32%	1.47%

Loan loss provision	432	—	$902	$640	$3,975
Allowance to loans at end of period	2.12%	2.35%	2.63%	2.80%	3.04%
Coverage ratio – NPLs	89.62%	87.05%	67.65%	51.87%	55.28%

Noninterest Expenses
Controllable Expenses Well Managed

	($ in thousands)
	4Q–2011	3Q–2011	4Q–2010	4Q 2011 vs 3Q 2011	4Q 2011 vs 4Q 2010

Noninterest expenses	$19,960	$19,063	$27,738	4.7%	-28.0%

Loss on mortgage buy-backs	283	—	-
Severence	412	—	—
Strategic plan & credit related professional fees	—	100	179
OREO and REPO expenses (1)	608	897	1,414
Net loss on OREO and repossessed assets	1,254	906	8,763	34.4%	-75.3%
Nonrecurring expenses	$2,557	$1,903	$10,356

Core operating expenses	$17,403	$17,160	$17,382	1.4%	-0.1%

(1)	Does not include personnel expense related to credit administration or default management costs

Core Ending Deposit Growth
Favorable Mix Shift

	($ in thousands)
	4Q-2011	Mix	3Q-2011	Mix	4Q-2010	Mix

Demand deposits (noninterest bearing)	$328,356	19.1%	$324,256	19.5%	$289,621	17.7%
Savings deposits	922,361	53.7%	847,515	51.0%	812,625	49.6%
Total Demand and Savings	$1,250,717	72.8%	$1,171,771	70.5%	$1,102,246	67.3%

Other time certificates	244,886	14.2%	257,486	15.5%	281,681	17.2%
Brokered time certificates	4,558	0.3%	5,252	0.3%	7,093	0.4%
Time certificates of $100,000 or more	218,580	12.7%	226,765	13.7%	246,208	15.0%
Total Time Deposits	$468,024	27.2%	$489,503	29.5%	$534,982	32.7%

Total Deposits	$1,718,741		$1,661,274		$1,637,228

Core Ending Deposit Growth

	($ in thousands)
	4Q-2011	3Q-2011	4Q-2010	Year Over Year

Demand deposits (noninterest bearing)	$328,356	$324,256	$289,621	13.4%
Savings deposits	922,361	847,515	812,625	13.5%
Total Demand and Savings	$1,250,717	$1,171,771	$1,102,246	13.5%

Other time certificates	244,886	257,486	281,681	-13.1%
Brokered time certificates	4,558	5,252	7,093	-35.7%
Time certificates of $100,000 or more	218,580	226,765	246,208	-11.2%
Total Time Deposits	$468,024	$489,503	$534,982	-12.5%

Total Deposits	$1,718,741	$1,661,274	$1,637,228	5.0%

Net Interest Margin

	4Q-10	1Q-11	2Q-11	3Q-11	4Q-11
Net Interest Margin	3.42%	3.48%	3.36%	3.44%	3.42%

•	Focus on deposit pricing and favorable deposit trends benefited the margin

•	Margin is expected to remain stable with accruing loans outstanding increasing

Noninterest Income (excluding securities gains)

$ in thousands	Q-4-2011	Q-3-2011	Q-2-2011	Q-1-2011	Q-4-2010
Total Noninterest Income (excluding securities gains)	$4,883	$4,706	$4,547	$4,209	$5,187

Gains on sale of merchant services	—	—	—	—	600
	$4,883	$4,706	$4,547	$4,209	4,587

Highlights include:
Service Charges	$1,599	$1,675	$1,546	$1,442	$1,590
Trust Income	530	541	517	523	510
Mortgage Banking	680	556	509	395	580
Brokerage	258	321	223	320	325
Marine	333	229	349	298	355
Interchange Income	953	969	995	891	814

Service Area